INFANTE & COMPANY

I&C___CERTIFIED PUBLIC ACCOUNTANTS____________

Harrison Executive Centre - Suite 308
1930 Harrison Street
Hollywood, Florida 33020
Telephone (954) 922-8866

February 26, 2008

United States Securities and Exchange Commission
Division of Corporate Finance
Office of the Chief Accountant
450 Fifth Street, N.W.
Washington, D.C. 20549

To Whom It May Concern:

We have read Item 4.01 to Form 8-K dated February 26, 2008 of Tao Minerals LTD to be filed with the Securities and Exchange Commission and we agree with such statements insofar as they relate to our firm.

Very truly yours,

/s/ Infante & Company

Infante & Company
A. Roger Infante for the Firm
Hollywood, FL